UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  August 25, 2000

                          IMPAC CMB TRUST SERIES 2000-1
           Collateralized Asset Backed Bonds, Series 2000-1 Trust


New York (governing law of           333-60707-03      N/A
Pooling and Servicing Agreement)     (Commission     IRS EIN
(State or other                      File Number)
jurisdiction
of Incorporation)




        c/o Wells Fargo Bank Minnesota, N.A.
        11000 Broken Land Parkway
        Columbia, MD                                             21044
        (Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code:  (410) 884-2000



          Former name or former address, if changed since last report)


ITEM 5.  Other Events

On August 25, 2000 a distribution was made to holders of IMPAC CMB TRUST SERIES 2000-1, Collateralized Asset Backed Bonds, Series 2000-1 Trust.


ITEM 7.  Financial Statements and Exhibits

        (c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K

             Exhibit Number                      Description

             EX-99.1
                                  Monthly report distributed to holders of Collateralized Asset Backed Bonds, Series 2000-1 Trust, relating to the August 25, 2000 distribution.



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                           IMPAC CMB TRUST SERIES 2000-1
              Collateralized Asset Backed Bonds, Series 2000-1 Trust

              By:   Wells Fargo Bank Minnesota, N.A., as Indenture Trustee
              By:   /s/ Sherri J. Sharps, Vice President
              By:   Sherri J. Sharps, Vice President
              Date: 09/08/2000





                                INDEX TO EXHIBITS

Exhibit Number                   Description

EX-99.1 Monthly report distributed to holders of Collateralized Asset Backed Bonds, Series 2000-1 Trust, relating to the
                August 25, 2000 distribution.